UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 10, 2006

COUGAR BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51473	20-2903204
(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Blvd, Suite 1200
Los Angeles, CA 90024
(Address of principal executive offices) (Zip Code)

(310) 943-8040
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective April 17, 2006, Cougar Biotechnology, Inc. (the “Registrant”) dismissed AJ. Robbins, P.C. (“AJ. Robbins”) as the Registrant’s independent registered public accounting firm and appointed J.H. Cohn LLP (“J.H. Cohn”) as the Registrants’ independent registered public accounting firm. The majority of the Board of Directors of the Registrant participated in the decision to change independent registered public accounting firms.

AJ. Robbins’ audit report on the financial statements of the Registrant for the period ended December 31, 2005 did not include an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as to AJ. Robbins’s independent auditor’s report dated January 19, 2006, furnished in connection with the Registrant’s annual report on Form 10-KSB for the period ended December 31, 2005, which contained an opinion raising substantial doubt about the Registrant’s ability to continue as a going concern.

During the Registrant’s most recent fiscal year and any subsequent interim period prior to the date of this report, there were no disagreements with AJ. Robbins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AJ. Robbins, would have caused it to make reference to the matter thereof in connection with its report.

The Registrant has provided AJ. Robbins with a copy of this report prior to the filing hereof and has requested that AJ. Robbins furnish the Registrant a letter addressed to the Commission stating whether or not AJ. Robbins agrees with the statements made by the Registrant in this report.

During the Registrants most recent fiscal year and any subsequent interim period prior to the date of this report, neither the Registrant nor anyone acting on its behalf consulted with J.H. Cohn regarding either (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report or oral advice was provided to the Registrant that J.H. Cohn concluded was an important factor considered by the Registrant in reaching a decision a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 10, 2006, David M. Tanen notified the Registrant of his resignation from the Board of Directors of the Registrant effective May 1, 2006.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR BIOTECHNOLOGY, INC.

Date: April 20, 2006	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President